# AMENDMENT TO THE TECHNOLOGY LICENSE OPTION AGREEMENT

THIS AMENDMENT TO THE TECHNOLOGY LICENSE OPTION AGREEMENT (this "Amendment") is entered into on this 18th day of December, 2015, by and between ViSci Ltd, a Company organized under the laws of Israel (the "Company"); and Novaer LLC, a limited liability company organized under the state of Delaware ("Novaer").

The Company and Novaer are also referred to herein collectively as the "Parties", and each individually as a "Party".

**WHEREAS,** the Parties are the parties to that certain Technology License Option Agreement dated October 30, 2012 (the "Agreement"); and

**WHEREAS,** Within the scope of the Agreement, Novaer have granted the Company with an option to acquire license to certain technology as further set forth in the Agreement; and

**WHEREAS,** pursuant to Section 9.2.6 of the Agreement, the Parties hereby desire to extend the period during which Novaer may exercise its right to terminate the Agreement;

**NOW, THEREFORE,** the Parties hereby agree as follows:

1. **General**

1.1. The preface and Appendices to this Amendment constitute integral parts hereof. All capitalized terms used in this Amendment and not specifically defined herein shall have the respective meanings ascribed to them in the Agreement.

1.2. Other than as specifically amended hereby, the provisions of the Agreement shall remain in full force and effect. In the event of contradiction between any provision of the Agreement and the amendment thereto as set forth herein, the Amendment shall prevail.

2. **Extension of Term**

Section 9.2.6 of the Agreement shall be amended such that the word "fourth" shall be replaced with the word "ninth" and the word "sixth" shall be replaced with the word "eleventh".

3. **Counterparts.** This amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

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SNZ

**Agreed and accepted** by the Parties' authorized representatives as of the date first written above:

/s/ Keren Leshem
ViSciu Ltd.
By: Keren Leshem
Title: CEO

/s/ Suzana Nahum Zilberberg

By: Suzana Nahum Zilberberg
Director

/s/ Thomas van Haarlem
Novaer LLC
By: Thomas van Haarlem
Title: President & CEO